Veda Group Limited and its Controlled Entities Unaudited Condensed Interim Consolidated Financial Statements as of and
for the half-year ended 31 December 2015

Veda Group Limited and its Controlled Entities ABN 26 124 306 958
Unaudited Condensed Interim Consolidated Financial
Statements - 31 December 2015

Veda Group Limited and its Controlled Entities
Unaudited condensed interim consolidated statements of profit or loss and other comprehensive income
For the half-year ended 31 December 2015
and 2014

	Note	2015 $'000	2014 $'000

Revenue		$180,563	$162,973
Costs of external data and products used for resale		(33,811)	(29,919)
Employee benefits expense		(51,476)	(46,244)
Depreciation and amortisation expense		(15,954)	(12,508)
Software, technology and communication costs		(6,315)	(6,815)
Occupancy costs		(3,148)	(2,732)
Professional and legal fees		(2,057)	(1,656)
Travel and accommodation		(1,844)	(1,282)
Marketing and publications		(2,400)	(2,155)
Other expenses		(3,388)	(2,917)
Equifax acquisition related expenses	3	(3,182)	—
Finance income		292	403
Finance expenses	5	(5,835)	(6,954)
Share of profit from associates		2,693	1,459
Profit before income tax		54,138	51,653

Income tax expense	7	(14,664)	(13,589)
Profit for the period		39,474	38,064

Other comprehensive income (loss)
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of tax		(224)	(2)
Exchange differences on translation of foreign operations		4,685	4,706
Other comprehensive income for the period, net of tax		4,461	4,704

Total comprehensive income for the period		43,935	42,768
Profit is attributable to:
Owners of Veda Group Limited		39,108	37,834
Non-controlling interests		366	230
Profit for the period		39,474	38,064

Total comprehensive income for the period is attributable to:
Owners of Veda Group Limited		43,535	42,597
Non-controlling interests		400	171
Total comprehensive income for the period		$43,935	$42,768

Earnings per Parent share		Cents	Cents

Basic earnings per share	11	4.6	4.5
Diluted earnings per share	11	4.6	4.5
The above unaudited condensed interim consolidated statements of profit or loss and other comprehensive income should be read in conjunction with the accompanying notes.

Veda Group Limited and its Controlled Entities
Unaudited condensed interim consolidated balance sheets
As at 31 December 2015 and 30 June 2015

	Note	2015 $'000	2015 $'000

ASSETS
Current assets
Cash and cash equivalents	6	$29,872	$29,799
Trade and other receivables		46,831	47,503
Other prepayments and deposits		3,238	2,485
Total current assets		79,941	79,787

Non-current assets
Receivables		2,746	2,801
Investments in equity-accounted investees		35,445	33,920
Property, plant and equipment		6,261	4,772
Deferred tax assets		—	14,940
Intangible assets		976,324	938,129
Total non-current assets		1,020,776	994,562

Total assets		1,100,717	1,074,349

LIABILITIES
Current liabilities
Trade and other payables		29,125	29,843
Deferred revenue		6,662	7,439
Derivative financial instruments		303	—
Current tax liabilities		62	2,317
Provisions		8,016	3,867
Employee benefits		9,822	16,512
Total current liabilities		53,990	59,978

Non-current liabilities
Borrowings	8	248,444	226,615
Deferred tax liabilities		949	—
Provisions		13,685	7,038
Other non-current payables		6,080	6,080
Employee benefits		1,345	1,458
Total non-current liabilities		270,503	241,191

Total liabilities		324,493	301,169

Net assets		776,224	773,180

EQUITY
Contributed equity	9	800,070	792,161
Other reserves		17,002	10,985
Accumulated losses		(44,033)	(32,555)
Capital and reserves attributable to owners of Veda Group Limited		773,039	770,591
Non-controlling interests		3,185	2,589
Total equity		$776,224	$773,180
The above unaudited condensed interim consolidated balance sheets should be read in conjunction with the accompanying notes.

Veda Group Limited and its Controlled Entities
Consolidated statements of changes in
equity
For the half-year ended 31 December 2015 and 2014

				Attributable to owner of
				Veda Group Limited and its Controlled Entities
	Note	Contributed equity	Hedging Reserve	Share based payments reserve	Foreign currency translation reserve	Treasury Shares	Accumulated losses	Total	Non-controlling interests	Total equity
		$'000	$'000	$'000	$'000	$'000	$'000	$'000	$'000	$'000

Balance at 1 July 2015		$792,161	$—	$8,458	$2,527	$—	$(32,555)	$770,591	$2,589	$773,180

Profit after income tax		—	—	—	—	—	39,108	39,108	366	39,474
Other comprehensive income (OCI):
Effective portion of changes in fair value of cash flow hedges, net of tax		—	(224)	—	—	—	—	(224)	—	(224)
Exchange differences on translation of foreign operations		—	—	—	4,651	—	—	4,651	34	4,685
Total comprehensive income for the period		—	(224)	—	4,651	—	39,108	43,535	400	43,935

Transactions with owners in their capacity as owners:
Dividends provided for or paid	10	—	—	—	—	—	(50,586)	(50,586)	—	(50,586)
Acquisition of treasury shares		—	—	—	—	(1,591)	—	(1,591)	—	(1,591)
Share based payments	12	—	—	3,181	—	—	—	3,181	—	3,181
Share options exercised		7,909	—	—	—	—	—	7,909	—	7,909
		7,909	—	3,181	—	(1,591)	(50,586)	(41,087)	—	(41,087)
Changes in ownership interests in subsidiaries:
Acquisition of subsidiary with non-controlling interest		—	—	—	—	—	—	—	196	196
Balance at 31 December 2015		$800,070	$(224)	$11,639	$7,178	$(1,591)	$(44,033)	$773,039	$3,185	$776,224

The above consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

Veda Group Limited and its Controlled Entities
Consolidated statements of changes in
equity
For the half-year ended 31 December 2015 and 2014

				Attributable to owner of
				Veda Group Limited and its Controlled Entities
	Note	Contributed equity	Hedging Reserve	Share based payments reserve	Foreign currency translation reserve	Accumulated losses	Total	Non-controlling interests	Total equity
		$'000	$'000	$'000	$'000	$'000	$'000	$'000	$'000

Balance at 1 July 2014		$791,364	$(75)	$7,551	$3,311	$(76,605)	$725,546	$2,046	$727,592

Profit after income tax		—	—	—	—	37,834	37,834	230	38,064
Other comprehensive income (OCI):
Effective portion of changes in fair value of cash flow hedges, net of tax		—	(2)	—	—	—	(2)	—	(2)
Exchange differences on translation of foreign operations		—	—	—	4,765	—	4,765	(59)	4,706
Total comprehensive income for the period		—	(2)	—	4,765	37,834	42,597	171	42,768

Transactions with owners in their capacity as owners:
Dividends provided for or paid	10	—	—	—	—	(33,682)	(33,682)	—	(33,682)
Share based payments		—	—	(371)	—	—	(371)	—	(371)
		—	—	(371)	—	(33,682)	(34,053)	—	(34,053)
Balance at 31 December 2014		$791,364	$(77)	$7,180	$8,076	$(72,453)	$734,090	$2,217	$736,307

The above consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

Veda Group Limited and its Controlled Entities
Unaudited condensed interim consolidated statements of
cash flows For the half-year ended 31 December 2015 and
2014

		2015	2014
	Note	$'000	$'000

Cash flows from operating activities
Receipts from customers (inclusive of GST)		$199,487	$177,369
Payments to suppliers and employees (inclusive of GST)		(131,595)	(117,021)
		67,892	60,348
Income taxes paid		(2,302)	(2,587)
Interest received		276	288
Net cash inflow from operating activities		65,866	58,049

Cash flows from investing activities
Payments for acquisition of subsidiaries, net of cash acquired	14	(6,146)	(4,470)
Payments for property, plant and equipment		(2,601)	(2,032)
Payments for systems software and data		(24,246)	(25,112)
Management loans		855	668
Dividends received		1,784	1,793
Contingent consideration paid		(4,035)	(624)
Net cash outflow from investing activities		(34,389)	(29,777)

Cash flows from financing activities
Proceeds from borrowings	8	40,000	30,000
Repayment of borrowings		(22,473)	(26,461)
Dividends paid to company's shareholders	10	(50,586)	(33,682)
Payment of transaction costs related to borrowings		(1,359)	—
Interest and other costs paid on financial debt		(5,146)	(6,516)
Proceeds from exercise of share options		7,909	—

Net cash outflow from financing activities		(31,655)	(36,659)

Net increase in cash and cash equivalents		(178)	(8,387)
Cash and cash equivalents at the beginning of the financial year		29,799	30,028
Effects of exchange rate changes on cash and cash equivalents		251	(46)
Cash and cash equivalents at the end of year	6	$29,872	$21,595

The above consolidated statement of cash flows should be read in conjunction with the accompanying notes.

1 Basis of preparation of half-year report
The unaudited condensed interim consolidated financial statements are presented in Australian dollars, which is the functional currency of the company and the majority of the controlled entities in the Group. Unless otherwise stated all references to dollars refer to Australian dollars.
On 25 February 2016, Equifax Australia Pty Ltd, a wholly-owned subsidiary of Equifax Inc. acquired all of the shares on issue in the capital of the Company (under a scheme of arrangement which became effective on 11 February 2016 and was implemented on 25 February 2016) together with all options on issue which had not otherwise been cancelled. The Company was delisted (i.e. quotation of its shares was terminated and it was removed from the official list) by the ASX on 26 February 2016.

2 Summary of significant accounting policies
Veda Group Limited (the “Company”) is a company domiciled in Australia. These unaudited condensed interim consolidated financial statements as at and for the six months ended 31 December 2015 comprise the Company and its controlled entities (together referred to as the Group and individually as Group entities) and the Group’s interest in associates. The Group is a data analytics business. It provides credit information and analysis in Australia and New Zealand. It also provides information and analytic services to businesses and consumers to assist them in making decisions and managing risk.

(a)	Statement of compliance
The condensed interim consolidated financial statements are general purpose financial statements which have been prepared in accordance with IAS 34 Interim Financial Reporting as issued by the International Accounting Standards Board (“IASB”).
Selected explanatory notes are included to explain events and transactions that are significant to an understanding of the changes in financial position and performance of the Group since the last annual consolidated financial statements as at and for the year ended 30 June 2015. The unaudited condensed consolidated interim financial statements do not include all of the information required for full annual financial statements, and should be read in conjunction with the consolidated annual financial statements of the Group as at and for the year ended 30 June 2015. The unaudited condensed consolidated balance sheet as at 30 June 2015 included herein was derived from the audited consolidated financial statements as of that date.
The accounting policies adopted are consistent with those found in the 30 June 2015 annual financial statements.
These unaudited condensed interim consolidated financial statements were approved by the Board of Directors on 12 April 2016.

(b)	Accounting estimates and judgements
In preparing these unaudited condensed interim consolidated financial statements, Management makes judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets and liabilities, income and expense. Actual results may differ from these estimates.
The significant judgements made by Management in applying the Group’s accounting policies and the key sources of estimation uncertainty were the same as those that applied to the consolidated financial statements as at and for the year ended 30 June 2015.

(c)	New accounting standards and interpretations

(i)	New accounting standards adopted
In the current period there has been no impact from new or revised Standards and Interpretations issued by the IASB that are relevant to the Group’s operations that would be effective for the current reporting period.

(ii)	New accounting standards released but not yet adopted
Certain new accounting standards and interpretations have been published that are not mandatory for 31 December 2015 reporting periods and have not been early adopted by the Group. The Group's assessment of the impact of these new standards and interpretations is set out below.
IFRS 9 Financial Instruments (2013) is effective from 1 January 2018. The Group is not required to adopt this new standard until the annual reporting period ending 30 June 2019 and currently has no intention of early adopting this standard. The potential impact of the standard has been assessed at this stage as minimal.
IFRS 15 Revenue from Contracts with Customers is effective for annual reporting periods beginning on or after 1 January 2017, with early adoption permitted. The Group has no intention of early adopting this standard. The Group has not yet completed its assessment of the potential impact on its consolidated financial statements resulting from the application of IFRS 15.
The IASB issued IFRS 16 Leases with an effective date of 1 January 2019. Early adoption will be permitted for entities that also adopt IFRS 15 Revenue from Contracts with Customers. The Group has no intention of early adopting this standard. The Group has not yet assessed the impact of IFRS16.
There are no other standards that are not yet effective and that are expected to have a material impact on the entity in the current or future reporting periods and on foreseeable future transactions.

3 Equifax acquisition related expenses
The Group incurred costs detailed in the following table in relation to the Equifax scheme of arrangement.
Share based payments expense was accelerated on the basis that the Board had previously resolved to accelerate vesting of grants under the Equity Incentive Plan should the Equifax acquisition scheme proceed and, after 14th December 2015, they considered that this scheme was more likely than not to proceed.

	2015 $'000	2014 $'000

Acceleration of share based payments expense	2,107	—
Professional and legal fees	1,075	—
Total Equifax acquisition related expenses	3,182	—

4 Operating Segments
Segment results are based on earnings before interest, taxes, depreciation and amortization (“EBITDA”) and also excludes the Group’s share of net profits and losses from associates. Segment assets and liabilities are not regularly provided to the Group’s board.

(a)	Information about reportable segments

31 December 2015	Australia $'000	International $'000	Total $'000

Total Segment revenue	161,314	19,249	180,563
EBITDA	65,662	10,462	76,124
Depreciation and amortisation			(15,954)
Net finance costs			(5,543)
Equifax acquisition related expenses			(3,182)
Share of profit from associates			2,693
Profit before income tax			54,183

31 December 2014	Australia $'000	International $'000	Total $'000

Total Segment revenue	144,248	18,725	162,973
EBITDA	60,038	9,215	69,253
Depreciation and amortisation			(12,508)
Net finance costs			(6,551)
Share of profit from associates			1,459
Profit before income tax			51,653

(b) Other segment information
In addition to the reportable segments of Australia and International, the Group provides revenues from external customers for groups similar products and services as detailed in the following table:

	2015 $'000	2014 $'000

Consumer Risk and Identity	58,609	52,582
B2C and Marketing	32,526	24,299
Commercial Risk and Information Services	70,179	67,367
Australia	161,314	144,248
International	19,249	18,725
Total revenue	180,563	162,973
Entity-wide disclosure
Revenue for New Zealand totalled $19.0m for December 2015 (December 2014: $18.2m) and non-current assets totalled $203.0m as of 31 December 2015 (30 June 2015: $197.7m). Non-current assets exclude financial instruments, deferred tax assets and employee benefit assets.

5 Finance expenses

	2015 $'000	2014 $'000

Bank interest and finance charges paid/payable	5,477	6,712
Amortisation of capitalised borrowing costs	358	242
Finance costs recognised in profit or loss	5,835	6,954

6 Cash and cash equivalents

	31 December	30 June
	2015 $'000	2015 $'000

Current assets
Bank balances	10,090	8,734
Deposits at call	19,782	21,065
Cash and cash equivalents	29,872	29,799

7 Income tax expense

Tax recognised in profit or loss

	2015 $'000	2014 $'000

Current tax expense	2,128	2,952
Deferred tax expense	12,513	11,306
Under/(over) provided in prior years	23	(669)
Total income tax expense	14,664	13,589

Numerical reconciliation between income tax expense and pre-tax accounting profit

Profit before tax	54,138	51,653
Income tax at 30%	16,241	15,496
Tax effect of amounts which are not deductible (taxable) in calculating taxable income:
R&D offset	(716)	(965)
Sudry items	(82)	242
Share of net profit of associates	(802)	(515)
Under/(over) provided in prior years	23	(669)
Tax expense recognizes in the statement of profit or loss	14,664	13,589
8 Loans and borrowings

	31 December	30 June
	2015 $'000	2015 $'000

Unsecured
Senior Australian debt	143,500	121,000
Senior New Zealand debt	106,682	106,317
Capitalised borrowing costs	(1,738)	(702)
Total unsecured non-current borrowings	248,444	226,615

On 10 December 2013, the Group established:

•An unsecured 3 year revolving facilities, consisting of an AU$240m facility and a NZ$93m facility; and
•2. An unsecured 3 year AU$10 million bank guarantee facility.

On 10 September 2015, the Group amended and extended the above facilities which were due to mature in December 2016 resulting in:

•An unsecured revolving facilities, consisting of:

(a)	) A$102.5m 3 year facility;

(b)	) A$102.5m 5 year facility;

(c)	) NZ$66.5m 3 year facility;

(d)	) NZ$66.5m 5 year facility; and

•	An unsecured 3 year AU$10 million bank guarantee facility.

The following table provides details of the components of the bank facilities and available cash equivalents:

		31 December 2015		30 June 2015
	Maturity	Facility $'000	Utilised $'000	Facility $'000	Utilised $'000

Revolving credit facility A	December 2016	—	—	240,000	144,229
Revolving credit facility B (Note 1)	December 2016	—	—	83,088	83,088
Facility A1	September 2018	102,500	102,500	—	—
Facility A	September 2020	102,500	41,000	—	—
Facility A2 (Note1)	September 2018	62,505	62,505	—	—
Facility B (Note 1)	September 2020	62,505	44,177	—	—
Less: cash and cash equivalents		—	(29,872)	—	(29,799)
Less: capitalised borrowings costs		—	(1,738)	—	(702)
Net bank debt		330,010	218,572	323,088	196,816

Note 1 - NZD denominated debt of NZ$133 million converted to AUD at an exchange rate of 0.93992 (Jun15 : NZ$93 million converted to AUD at 0.8934).

9 Contributed equity

	31 December	30 June	31 December	30 June
	Shares '000	Shares '000	2015 $'000	2015 $'000

Revolving credit facility A	846,426	842,455	800,070	792,161
There is no 'par value' for ordinary shares. The holders of ordinary shares are entitled to receive dividends as determined from time to time, and are entitled to one vote per share at meetings of the company.

10 Dividends
Ordinary shares
The following dividends were declared and paid by the Company during the half year ended 31 December 2015.

	Centers per share	Total amount $'000	Date of payment

Final 2015 ordinary	6.0	50,586	8 October 2015
Final 2014 ordinary	4.0	33,682	9 October 2014

11 Earnings per share
The Group presents basic and diluted earnings per share data for its ordinary shares. Basic earnings per share is calculated by dividing the profit or loss attributable to ordinary shareholders of the Company by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is determined by adjusting the profit or loss attributable to ordinary shareholders and the weighted average number of ordinary shares outstanding for the effects of all dilutive potential ordinary shares, which comprise share options granted to senior executives and employees.
Basic earnings per share

	2015	2014

Parent basic earnings per share (cents)	4.6	4.5
Parent diluted earnings per share (cents)	4.6	4.5

Profit for the period attributable to parent shareholders (in thousands of dollars)	39,108	37,834

In thousands of shares
Issued ordinary shares at 1 July	842,455	842,055
Effect of allotment and issuances	2,231	—
Basic weighted average number of ordinary shares	844,686	846,193

In thousands of shares
Basic weighted average number of ordinary shares	844,686	842,055
Effect of share options on issue	8,610	4,138
Diluted weighted average number of ordinary shares	853,296	846,193

At 31 December 2015, 35 million options were included in the diluted weighted average number of ordinary shares calculation. In 2014, 39 million options were included in the diluted weighted average number of ordinary shares calculation.

12 Share-based payments
Description of share-based payment arrangements
During the period the Company granted 756,023 Deferred Share Rights (DSR’s) and 5,825,045 LTI Options under its Equity Incentive Plan.
At 31 December 2015, the Group had the following share-based payment arrangements:
Equity Incentive Plan
The fair value of instruments granted during the period were determined as follows:

DSR'S
Model used	Black Scholes
Grant Date	15 September 2015
Share Price as the Grant Date	$2.11
30 trading day VWAP prior to the Grant Date	$2.15
Exercise price	Nil
Dividend yield	2.90%
Vesting date	The DSRs will vest in three tranches:
• 15 September 2016 (Tranche 1)
• 15 September 2017 (Tranche 2)
• 15 September 2018 (Tranche 3)
Expiration date	Immediately after vesting

Fair values determined using above methodology and inputs were as follows:

Tranche 1	$2.09
Tranche 2	$2.03
Tranche 3	$1.97

LTI Options
Model used	Monte Carlo Simulation
Grant Date	15 September 2015
Share Price as at the Grant Date	$2.11
Exercise price- 30 trading day VWAP prior to the Grant Date	$2.15
Dividend yield	2.90%
Risk free rate	Rates used as follows
• Tranche 1: 1.9%
• Tranche 2: 2.1%
Volatility	25%
Matrix of historical share prices and returns of Veda and ASX
Correlation	200 peer companies
TSR performance	No initial TSR performance assumed
Vesting date	The Options will vest in two tranches:
• 15 September 2018 (Tranche 1)
• 15 September 2019 (Tranche 2)
Fair values determined using above methodology and inputs were as follows:
Tranche 1	$0.31
Tranche 2	$0.34
The number and weighted average fair value of all instruments on issue are as follows:

	Weighted Average Exercise Price	Number of DSR's
DSR's
Outstanding as at 1 July 2015	—	—
Granted during the period	—	756,023
Forfeited during the period	—	—
Exercised during the period	—	—
Expired during the period	—	—
Outstanding at 31 December	—	756,023
Exercisable at 31 December	—	—

	Weighted Average Exercise Price	Number of DSR's
LTI Options
Outstanding as at 1 July 2015	$2.15	—
Granted during the period	$2.15	5,825,045
Forfeited during the period	$2.15	—
Exercised during the period	$2.15	—
Expired during the period	$2.15	—
Outstanding at 31 December	$2.15	5,825,045
Exercisable at 31 December	$2.15	—

	Weighted Average Exercise Price	Number of DSR's
Other share options
Outstanding as at 1 July 2015	$1.99	38,766,664
Granted during the period	$1.99	—
Forfeited during the period	$1.99	—
Exercised during the period	$1.99	(3,970,322)
Expired during the period	$1.99	—
Outstanding at 31 December	$1.99	34,796,342
Exercisable at 31 December	$1.99	34,796,342
During the period the share based payments expense was accelerated. Refer to Note 3 for details.
13 Contingent assets and contingent liabilities

(a)	Contingent liabilities
Guarantees
Guarantees issued by VA Australia Finance Pty Limited:

•	Property leases to $5,025,420 (June 2015 : $4,757,920)

•	Contractual obligations, performance and warranties in respect of certain controlled entities to nil (June 2015 : $2,881,627).

The Company and the following subsidiaries have entered into a deed of cross guarantee:

•	VA Australia Finance Pty Limited

•	Veda Advantage Limited

•	Veda Advantage Solutions Group Pty Limited

•	Veda Advantage (Australia) Pty Limited

•	Veda Advantage Information Services and Solutions Limited

•	Verify Holdings Australia Pty Limited

•	Corporate Scorecard Pty Limited
These guarantees may give rise to liabilities in the parent entity if the subsidiaries do not meet their obligations under the terms of the overdraft, loans, leases or other liabilities subject to the guarantees.
No material losses are anticipated in respect of any of the above contingent liabilities.
Claims
The Company is involved in various legal matters in the ordinary course of business. None of these matters is expected to give rise to a material claim against the company.
Contingent consideration

•	In acquiring the Zip ID business in July 2015, additional consideration is payable on future earn-out hurdles. The fair value of the contingent consideration at 31 December 2015 is $5.7 million.

•	In acquiring the GCS business in July 2015, additional consideration is payable on future earn-out hurdles. The fair value of the contingent consideration at 31 December 2015 is $0.6 million.

•
In acquiring the Reachtel business in September 2015, additional consideration is payable on future earn-out hurdles. The fair value of the contingent consideration at 31 December 2015 is $2.4 million.

Other matters
From time to time Veda also receives complaints from various parties such as consumer advocates in respect of compliance with the Privacy Act 1988 and Privacy Code. Veda takes its compliance obligations very seriously and believes it is compliant with all applicable laws and regulations. However, as is inherent in legal, regulatory and administrative proceedings, there is a risk the outcome may be unfavourable to the Group.

(b)	Contingent assets
The Group had no contingent assets at 31 December 2015 (2014: nil).

14    Business combination
During the half year ended 31 December 2015 the group made the following business acquisitions:

•	GCS;

•	Zip ID; and

•	ReachTEL.
These acquisitions are explained below:

(a)	Summary of acquisition - GCS
Effective 17 July 2015, the Group acquired 75% of GetCreditScore Pty Ltd (“GCS”). GCS is a business providing a web portal to allow consumers to access their credit bureau score for free and to collect leads from those consumers to use for marketing purposes.
The consideration for the acquisition consists of a payment of $75 on completion with further consideration contingent on the performance of the business as measured by the number of consumer leads generated in the first year after acquisition. The contingent consideration booked for the acquisition is $587,389.
Due to the nature of its business and the start-up phase of its operations, GCS has not yet contributed any revenue or net profit to the Group results.

Details of the purchase consideration, the net assets acquired and goodwill are as follows:

$'000

Purchase consideration
Contingent consideration	587
Total purchase consideration	587

The assets and liabilities recognised as a result of the acquisition are as follows:

$'000
Total purchase consideration	587
Non-controlling interest (25%)	196
Goodwill	783

(b)	Summary of acquisition - Zip ID
Effective 1 July 2015, the Group acquired 100% of the companies Zip ID Holdings Pty Limited and Zip ID Pty Limited (collectively “Zip ID”). Zip ID is a business providing face to face and mobile enabled identity verification services.
The initial consideration for the purchase was $500,000 with further consideration contingent on the performance of the business as measured by 3.5 times the direct contribution earnings before interest, tax, depreciation and amortisation of the business in the third year from acquisition (with instalments required at the end of years 1 and 2). The contingent consideration booked for the acquisition is $5,701,282.
During the 6 months to 31 December 2015 Zip ID contributed revenue of $315,175 and a net loss of $375,589 to the Group results.
Details of the purchase consideration, the net assets acquired and goodwill are as follows:

$'000

Purchase consideration
Cash paid (net of cash acquired)	369
Contingent consideration	5,701
Total purchase consideration	6,097
The assets and liabilities recognised as a result of the acquisition are as follows:

$'000

Net intangible assets acquired	2,220
Deferred tax liabilities on intangible assets	(301)
Other net tangible liabilities acquired	(86)
Goodwill	4,264
Fair value of net assets acquired	6,097

(c)	Summary of acquisition - ReachTEL
Effective 1 September 2015, the Group acquired 100% of the companies Codeset Pty Limited and ReachTEL Pty Limited (collectively “ReachTEL”). ReachTEL is a provider of market research and multi-channel communications solutions designed to help customers understand their market and remove inefficiencies, increase reach and improve profitability of its customers.
The consideration for the purchase was:

•	$5,000,000 up-front plus working capital adjustment;

•	Guaranteed payments of $2,500,000 per year for the next two years; and

•	Contingent consideration based on the performance of the business as measured by 2.25 times the ReachTEL revenue in the second year after acquisition.

•	The contingent consideration booked for the acquisition is $2,428,538.

During the 4 months to 31 December 2015 ReachTEL contributed revenue of $1,241,890 and net profit of $641,442 to the Group results. If the acquisition had occurred on 1 July 2015 management estimates that contributed revenue would have been $1,817,557 and contributed profit for the year would have been $962,163. In determining these amounts, management has assumed that the fair value adjustments, determined provisionally, that arose on the date of acquisition would have been the same if the acquisition had occurred on 1 July 2015.
Details of the purchase consideration, the net assets acquired and goodwill are as follows:

$'000

Purchase consideration
Cash paid (net of cash acquired)	5,750
Differed consideration	4,838
Contingent consideration	2,429
Total purchase consideration	13,017
The assets and liabilities recognised as a result of the acquisition are as follows:

$'000

Net intangible assets acquired	6,500
Deferred tax liabilities on intangible assets	(554)
Other net tangible assets acquired	592
Goodwill	6,479
Fair value of net assets acquired	13,017

15Seasonality

Veda is not a highly seasonal business however revenues are typically lower than average during December and
January and higher during May and June caused by lower business activity in Australia in December and January coinciding with the Australian summer and increased business activity in May and June coinciding with the typical Australian fiscal year end.

16    Events occurring after the reporting period

On 25 February 2016, Equifax Australia Pty Ltd, a wholly-owned subsidiary of Equifax Inc. acquired all of the shares on issue in the capital of the Company (under a scheme of arrangement which became effective on 11 February 2016 and was implemented on 25 February 2016) together with all options on issue which had not otherwise been cancelled. The Company was delisted (i.e. quotation of its shares was terminated and it was removed from the official list) by the ASX on 26 February 2016.